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                        [UBS Global Asset Management Logo]


                                     UBS RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND

              Supplement to the Statement of Additional Information
                              dated August 29, 2003



                                                               February 13, 2004




Dear Investor,

This is a supplement to the Statement of Additional Information ("SAI") of the above listed funds. Appendix A and Appendix B to the SAI are deleted in their entirety. These appendices contain a summary description of services available through the UBS Financial Services Inc. Resource Management Account'r' (RMA'r') Program and UBS Financial Services Inc. Business Services Account BSA'r' Program; however, these programs may change from time to time. These programs are more fully described in separate materials your Financial Advisor can provide you. You should contact your Financial Advisor if you would like more detailed or more current information regarding these programs.





                                                                    Item  ZS-241




                         STATEMENT OF DIFFERENCES
                         ------------------------
The registered trademark symbol shall be expressed as................... 'r'